UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934
                              --------------------

        Date of Report (Date of earliest event reported): October 5, 2005
                                 ---------------

                               STATE BANCORP, INC.
                               -------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                   0-14874                  11-2846511
         --------                   -----------------        -----------------
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
 Incorporation)                     Number)                  Identification No.)

                699 Hillside Avenue, New Hyde Park, NY 11040-2512
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 437-1000
                                                           --------------

                                       N/A
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing.

The common stock of State Bancorp, Inc. (the "Company") commenced trading on the NASDAQ National Market under the symbol "STBC" as of October 5, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               STATE BANCORP, INC.



                               By: /s/ Brian K. Finneran
                               -------------------------------------
                                   Brian K. Finneran
                                   Secretary/Treasurer


Dated: October 11, 2005